UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2019

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Power Solutions International, Inc. (the “Company”) appointed Hong “Simon” He as a member of the Board effective as of November 14, 2019. Mr. He was also appointed to serve as a member of the audit committee of the Board.

Mr. He, age 50, has served as director of finance and reporting for Blackthorn Therapeutics, a clinical-stage biotechnology company, since June 2019. Prior to this, Mr. He served as the head of finance at GenapSys, Inc. from 2018 until May 2019. From 2014 until 2018, Mr. He was the finance director of SciClone Pharmaceuticals, Inc., a Nasdaq-listed specialty pharmaceutical company with main operations in China. From January 2014 to June 2014, Mr. He served as vice president of finance and the controller of Augmedix, Inc., a privately held technology-enabled medical documentation company. From October 2011 to December 2013, Mr. He was employed as vice president of finance at Baidu Leho.com, a private company backed by Baidu, a Nasdaq-listed company. Mr. He is a U.S. certified management accountant and a China certified public accountant. Mr. He earned his bachelors of science degree in accounting from Beijing University of Technology in July 1992 and his masters of business administration degree from University of Chicago Booth School of Business in December 2006.

In connection with his appointment to the Board, Mr. He will receive an annual award of 5,000 shares of restricted stock, subject to the terms of an award agreement to be entered into by and between the Company and Mr. He. Mr. He will also be compensated with an annual retainer fee of $50,000 and $1,000 for each Board meeting and each committee meeting. Mr. He is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Charles F. Avery, Jr.
Charles F. Avery, Jr.
Chief Financial Officer

Dated: November 18, 2019